UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 21, 2026

TrueCar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36449	04-3807511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Santa Monica Blvd, 12th Floor

Santa Monica, California 90401

(Address of principal executive offices, including zip code)

(800) 200-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TRUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Merger (as defined below) pursuant to the Agreement and Plan of Merger, dated as of October 14, 2025 (the “Merger Agreement”), by and among TrueCar, Inc., a Delaware corporation (the “Company” or “TrueCar”), Fair Holdings, Inc., a Delaware corporation (“Parent”), and Rapid Merger Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”).

On January 21, 2026, pursuant to the Merger Agreement, Merger Subsidiary merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. Parent is led by TrueCar founder Scott Painter and backed by investments from a consortium of strategic partners, investors and lenders.

The descriptions of the Merger Agreement and the transactions contemplated thereby (including without limitation, the Merger) in this Current Report on Form 8-K are only a summary, do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 15, 2025, which is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), each issued and outstanding share of Common Stock, par value $0.0001 per share (“Company Stock”), of the Company (other than (i) Rollover Shares (as defined below),(ii) shares of Company Stock held by a holder who is entitled to demand and properly demands appraisal of such shares in accordance with Section 262 of the Delaware General Corporation Law (“Dissenting Shares”) and (iii) shares of Company Stock held by the Company, Parent or any of their respective subsidiaries, excluding any Rollover Shares (each of (ii) and (iii), an “Excluded Share”)), was automatically canceled and converted into the right to receive $2.55 per share in cash, without interest (the “Merger Consideration”) and subject to any applicable withholding taxes.

At the Effective Time, each Excluded Share was automatically canceled and ceased to exist, and each Dissenting Share represented the right to receive the fair value of such Dissenting Share in accordance with the provisions of Section 262 of the Delaware General Corporation Law.

On January 21, 2026, Parent entered into a rollover and contribution agreement (the “Rollover Agreement”) with Auto Holdings, LLC (an affiliate of AutoNation, Inc.) (the “Rollover Stockholder”), pursuant to which the Rollover Stockholder will receive an equity interest in Parent as consideration for the contribution to Parent of shares of Company Stock held by the Rollover Stockholder prior to the Effective Time (the “Rollover Shares”). The Rollover Shares issued and outstanding immediately prior to the Effective Time were canceled and, pursuant to the Rollover Agreement, the Rollover Stockholder is entitled to receive shares of the common stock of Parent in respect thereof.

Pursuant to the Merger Agreement, at the Effective Time:

•	each then outstanding service-based restricted stock unit of the Company (each, a “Company RSU”) that was vested and outstanding but not yet settled (including any Company RSU that vested pursuant to the terms of the Merger Agreement) immediately prior to the Effective Time (each, a “Vested Company RSU”), whether settleable in shares of Company Stock or cash, was canceled, and Parent shall cause the Surviving Corporation to pay each such holder, within sixty (60) days of the Effective Time, for each Vested Company RSU an amount in cash equal to the Merger Consideration per share of Company Stock, less any applicable withholding taxes;

•	each performance-based restricted stock unit of the Company that was outstanding immediately prior to the Effective Time (each, a “Company PSU”), whether or not vested, and whether settleable in shares of Company Stock or cash, was canceled, and Parent shall cause the Surviving Corporation to pay each holder, within sixty (60) days of the Effective Time, for each Company PSU that qualifies as a “Change in Control Transaction Determined Unit” (as defined and determined in accordance with the Performance Unit Award Determination, Vesting and Issuance Criteria attached to the Performance Unit Award Agreement evidencing the award of such Company PSU) an amount in cash equal to the Merger Consideration per share of Company Stock, less any applicable withholding taxes; and

•	each option to purchase shares of Company Stock that was outstanding (but not yet exercised) immediately prior to the Effective Time (each, a “Company Option”), whether or not vested, was canceled, and Parent shall cause the Surviving Corporation to pay to each holder of a validly granted Company Option with an exercise price per share of Company Stock that is less than the Merger Consideration per share of Company Stock (each, an “In-the-Money Company Option”), within sixty (60) days of the Effective Time, an amount in cash equal to the Merger Consideration per share of Company Stock less (i) the exercise price per share of Company Stock of the Company Option and (ii) applicable withholding taxes.

For the avoidance of doubt, at the Effective Time, (i) each Company PSU that was not a Change in Control Determined Unit was canceled for no consideration and (ii) each Company Option that was not an In-the-Money Company Option was canceled for no consideration.

In addition, at the Effective Time, the portion of each award of Company RSUs that was unvested and outstanding immediately prior to the Effective Time and that did not vest upon the occurrence of the Effective Time by its terms and without any action by the Company (including as set forth in the Merger Agreement) (each, an “Unvested Company RSU Award”), whether settleable in shares of Company Stock or cash, was converted into the contingent right solely to receive from the Surviving Corporation, in full satisfaction of the rights of such holder with respect thereto, an amount in cash (a “Converted Stock Unit Cash Award”) equal to the product obtained by multiplying (A) the Merger Consideration per share of Company Stock by (B) the number of shares of Company Stock covered by the applicable Unvested Company RSU Award immediately prior to the Effective Time. Each Converted Stock Unit Cash Award shall continue to vest on the same schedule and conditions as applied to the applicable Unvested Company RSU Award and shall otherwise remain subject to the same terms and conditions as applied to the corresponding Unvested Company RSU Award, as applicable, immediately prior to the Effective Time (excluding any terms rendered inoperative by reason the Merger and for such other administrative or ministerial changes as in the reasonable and good faith determination of Parent are appropriate to conform the Converted Stock Unit Cash Award). Parent shall cause payment of each applicable portion of a Converted Stock Unit Cash Award to be made to the applicable holder through the payroll or other appropriate system of the Surviving Corporation, as applicable, as soon as practicable after the applicable vesting date, but in each such case within sixty (60) days following the applicable vesting date, less any applicable withholding taxes and without interest.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

In connection with the consummation of the Merger, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that each issued and outstanding share of Company Stock as of immediately prior to the Effective Time (except as described in Item 2.01) was cancelled and converted, at the Effective Time, into the right to receive the Merger Consideration pursuant to the Merger Agreement as described under Item 2.01, and requested that Nasdaq file a Form 25 with the SEC to remove the Common Stock from listing on Nasdaq and deregister the Company Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company Stock ceased trading on Nasdaq effective at the close of business on January 21, 2026. After effectiveness of the Form 25, the Company intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Company Stock under the Exchange Act and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

At the Effective Time, each holder of shares of Company Stock outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company (other than the right to receive the Merger Consideration for such shares pursuant to the terms of the Merger Agreement).

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As a result of the completion of the Merger, a change in control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent. The aggregate Merger Consideration paid to Company stockholders was approximately $227 million.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

The following persons, who were directors of the Company immediately prior to the completion of the Merger, voluntarily resigned from the board of directors of the Company (the “Board”) and the committees of the Board on which they served, if any, immediately prior to the Effective Time: Barbara A. Carbone, Jantoon E. Reigersman, Brendan L. Harrington, Faye M. Iosotaluno and Diego A. Rodriguez. Effective upon completion of the Merger, Scott Painter the sole director of Merger Subsidiary immediately prior to the Merger, automatically became the sole director of the Company pursuant to the terms of the Merger Agreement.

Effective upon completion of the Merger, the following named executive officers of the Company voluntarily resigned from any and all of their respective director, manager, or officer positions with the Company or any of its subsidiaries: Jantoon E. Reigersman, Oliver M. Foley and Jill S. Angel. Effective upon completion of the Merger, Scott Painter, age 57, who is Chief Executive Officer of Parent, was appointed to also serve as Chief Executive Officer of the Company, which will operate as a private company. Mr. Painter is the founder and chief executive officer of Autonomy, an electric vehicle subscription and data services company, a role he has held since 2020. Mr. Painter studied Political Science and Systems Engineering at the United States Military Academy at West Point and Economics at the University of California, Berkeley. Mr. Painter left University of California, Berkeley prior to graduation to sell his first auto-related start-up, AUTOAccess.

Item 5.03. Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

The information contained in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Amended and Restated Certificate of Incorporation of the Company was amended and restated in its entirety to be in the form of the certificate of incorporation of Merger Subsidiary as in effect immediately prior to the Effective Time, except that references to the Merger Subsidiary’s name were replaced with references to the Company’s name (the “Certificate of Incorporation”). In addition, at the Effective Time, the Amended and Restated Bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the bylaws of Merger Subsidiary as in effect immediately prior to the Effective Time, except that references to the Merger Subsidiary’s name were replaced with references to the Company’s name (the “Bylaws”). Copies of the Certificate of Incorporation and the Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

On January 21, 2026, the Company and Parent issued a joint press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1*	Agreement and Plan of Merger, dated as of October 14, 2025, among TrueCar, Inc., Fair Holdings, Inc. and Rapid Merger Subsidiary, Inc. (incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on October 15, 2025)
3.1	Tenth Amended and Restated Certificate of Incorporation of TrueCar, Inc.
3.2	Amended and Restated Bylaws of TrueCar, Inc.
99.1	Joint Press Release, dated January 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Exhibits and Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2026		TRUECAR, INC.

	By:	/s/ Jeff Swart
Jeff Swart
EVP, General Counsel & Secretary